                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                                  AMENDMENT TO

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 10, 2003
       -----------------------------------------------------------------
                        (Date of earliest event reported)


                           LAUREL CAPITAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                          0-23010                     25-1717451
--------------------------------------------------------------------------------
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                               Identification No.)
incorporation)


2724 Harts Run Road, Allison Park, Pennsylvania                     15101
--------------------------------------------------------------------------------
(Address of principal executive office)                           (Zip Code)


                                 (412) 487-7404
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              (Registrant's telephone number, including area code)


                                 Not Applicable
       -----------------------------------------------------------------
             (Former name, former address and former fiscal year,if
                           changed since last report)



Page 1 of 4 Pages
Exhibit Index appears on Page 4

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
         ------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are filed with this report:

         Exhibit Number          Description
         --------------          -----------
             99.1                Press Release dated November 19, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
         ---------------------------------------------

         On November 19, 2003, Laurel Capital Group, Inc. issued a press release announcing corrections to the first quarter fiscal 2004 press release. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.


         This Form 8-K/A amends the Form 8-K filed on November 10, 2003 to reflect the issuance of the above mentioned press release by the Company to restate four ratios that were misstated in the prior press release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      LAUREL CAPITAL GROUP, INC.

Date:  December 2, 2003               By:  /s/  Edwin R. Maus
                                           -------------------
                                           Edwin R. Maus
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit Number          Description
         --------------          -----------
             99.1                Press Release dated November 19, 2003